Financial Investors Trust (the “Trust”)

The Disciplined Growth Investors Fund

(the “Fund”)

SUPPLEMENT DATED JANUARY 2, 2018 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2017

AS SUBSEQUENTLY SUPPLEMENTED AND REVISED

Disciplined Growth Investors, Inc. (“DGI”) currently serves as the investment adviser for the Fund. DGI has completed a transaction (the “Transaction”), effective January 1, 2018, pursuant to which its minority holders plus three additional DGI employees purchased DGI shares from Fred Martin, resulting in Fred Martin’s ownership in DGI being reduced from a majority controlling position to a minority position of less than 25%, The Transaction caused DGI to undergo a change of control, resulting in the automatic termination of the current investment advisory agreement between the Trust and DGI (the “Current Agreement”).

In anticipation of the change in control of DGI, and to provide for continuity of management, the Fund’s Board of Trustees (the “Board”) approved an interim investment advisory agreement, effective as of January 1, 2018 (the “Interim Agreement”) between the Trust, on behalf of the Fund, and DGI. The Interim Agreement will remain in effect for no more than 150 days from January 1, 2018, or until Fund shareholders approve a new investment advisory agreement for the Fund, whichever is earlier.

The Board also considered and approved, subject to shareholder approval, a new investment advisory agreement between the Trust and DGI with respect to the Fund (the “New Agreement”), in substantially the same form as the Current Agreement. Neither the Transaction, the Interim Agreement, nor the New Agreement will result in any change of the advisory fees paid by the Fund or the investment objective or the principal investment strategies of the Fund. The Fund’s portfolio management team will remain the same immediately following the Transaction.

The Board also approved the submission of a proposal to the Fund’s shareholders to approve the New Agreement. A special meeting of the Fund’s shareholders will be held to consider the proposal. Proxy materials will be sent to the Fund’s shareholders with more information about the New Agreement and about its proposal.

You should read the proxy statement when it is available because it contains important information. You will also be able to obtain free copies of the proxy statement at the Securities and Exchange Commission website at www.sec.gov once the proxy statements have been mailed. You can also obtain free copies of the Fund’s Prospectus and Statement of Additional Information, as well as the Fund’s Annual Report, by calling 855-DGI-FUND or by writing P.O. Box 275, Denver, CO 80201.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, any shares of the Fund.

The participants in the proxy solicitation include Financial Investors Trust, DGI, and the Trustees of Financial Investors Trust.

Information regarding the Fund shares owned by DGI, by certain DGI employees and principals, and by each Trustee of Financial Investors Trust can be found in the Fund’s Statement of Additional Information, which can be obtained by calling 855-DGI-FUND or by writing P.O. Box 275, Denver, CO 80201.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE